SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Wells Fargo Funds Trust

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(a)	Title of each class of securities to which transaction applies:
(b)	Aggregate number of securities to which transaction applies:
(c)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(d)	Proposed maximum aggregate value of transaction:
(e)	Total fee paid:
[ ]	Fee paid previously with preliminary material
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(a)	Amount Previously Paid:
(b)	Form, Schedule or Registration Statement No.:
(c)	Filing Party:
(d)	Date Filed:

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Important proxy information

Your vote is important

The enclosed document is a proxy statement concerning the Wells Fargo Advantage Wisconsin Tax-Free Fund. As a fund shareholder, you are being asked to approve a change to the classification of the fund from a “diversified” fund to a “non-diversified” fund. The following information highlights the principal aspects of the proposal, which is subject to a vote by the fund’s shareholders. We encourage you to read the full text of the enclosed proxy statement.

What am I being asked to vote on?

At a meeting to be held on August 6, 2015, shareholders of record at the close of business on May 27, 2015, are being asked to approve a change in the classification of the Wells Fargo Advantage Wisconsin Tax-Free Fund from a “diversified” fund to a “non-diversified” fund. If shareholders approve this change, the fund’s portfolio management team will have the ability to invest a larger percentage of the fund’s assets in bonds from the Wisconsin tax-exempt issuers it prefers.

Why has the Board of Trustees recommended that I vote in favor of approving this change to the fund?

Relative to other states, Wisconsin has a limited number of unique issuers and a lower supply of state-tax-exempt bonds. The fund has traditionally stayed diversified by augmenting Wisconsin municipal bonds with either cash or bonds issued by U.S. territories, including Puerto Rico. Economic problems in Puerto Rico and other territories have limited the attractiveness of certain bonds issued by these territories.

With the limited supply of Wisconsin tax-exempt bonds, the portfolio managers have increased the amount of uninvested cash held in the fund. As a result of today’s low-interest-rate environment, cash positions generate very low returns, thereby lowering the overall return potential of the fund.

The recommended change will allow the portfolio managers to reduce the fund’s holdings in cash and Puerto Rico municipal bonds and invest more in bonds of the relatively small number of Wisconsin tax-exempt issuers.

How will this change affect the risk of the fund?

Non-diversification carries the risk of greater exposure to a smaller number of issuers, and therefore, a “non-diversified” fund is more vulnerable to market and economic events affecting issuers of individual securities than a “diversified” fund. However, the recommended change will allow the portfolio management team to reduce the fund’s holdings in cash and Puerto Rico municipal bonds, which it believes will improve the fund’s ability to achieve its investment objective of providing current income exempt from federal income tax and Wisconsin individual income tax.

Whom should I call with questions about the voting process?

If you have any questions about the proxy materials or the proposal, please call your investment professional or trust officer or call Wells Fargo Advantage Funds® at
1-800-222-8222. If you have any questions about how to vote your shares, please call our proxy solicitor, AST Fund Solutions, LLC, toll-free at 1-866-406-2287.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. 223857 06-15

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS August 6, 2015

WELLS FARGO FUNDS TRUST, on behalf of the following series: Wells Fargo Advantage Wisconsin Tax-Free Fund
(the "Fund")

525 Market Street, 12th Floor, San Francisco, California 94105

TO THE SHAREHOLDERS OF THE FUND

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Fund will be held on August 6, 2015 at 10:00 a.m. Pacific time, at the offices of the Wells Fargo Advantage Funds, 525 Market Street, 12th Floor, San Francisco, California 94105. With respect to the Fund, the purposes of the Meeting are as follows:

  To approve a change to the classification of the Fund from a "diversified" fund to a "non-diversified" fund, as such terms are defined in the Investment Company Act of 1940; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 27, 2015 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

You are welcome to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

By Order of the Board of Trustees,

C. DAVID MESSMAN
Secretary

June 11, 2015

WELLS FARGO FUNDS TRUST
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust") for a Special Meeting of Shareholders (the "Meeting") of Wells Fargo Advantage Wisconsin Tax-Free Fund (the "Fund") to be held at the offices of the Wells Fargo Advantage Funds, 525 Market Street, 12th Floor, San Francisco, California 94105, the address of the principal office of the Fund, on August 6, 2015 at 10:00 a.m. Pacific time. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See "Instructions for Executing Proxy Card" at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting in person, please call (866) 406-2287 for instructions.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to Shareholders on or about June 11, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2015:

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the Web site indicated on your proxy card.

Proxy Solicitation

At the Meeting, shareholders will be asked to consider and act upon the proposal  to approve a change to the classification of the Fund from a "diversified" fund to a "non-diversified" fund (the "Proposal") as such terms are defined in the Investment Company Act of 1940 (the "1940 Act"), and transact such other business as may properly come before the Meeting and any and all adjournment(s) thereof.

Holders of shares (the "Shares") of the Fund at the close of business on May 27, 2015 (the "Shareholders") may vote on the matters set forth in the accompanying notice. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your shares will be voted IN FAVOR OF the Proposal. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Any Shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting.

The Trust's Amended and Restated Declaration of Trust (the "Declaration") provides that, with respect to the Fund, the holders of thirty three and one-third percent (33 1/3%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of the Proposal). Votes may be cast IN FAVOR OF or AGAINST the Proposal or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present and will have the effect of a vote against the Proposal.

Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withdraw or withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

The Fund will bear the costs associated with this proxy statement. Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser, its affiliates, or other representatives of the Fund (who will not be paid for their soliciting activities). In addition, AST Fund Solutions, LLC, the Fund's proxy solicitor, may make proxy solicitations and answer shareholder questions and will receive compensation in an amount estimated to be $30,000 for its services.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on May 27, 2015 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of May 27, 2015, the Fund had the following number of Shares outstanding:

Fund	Number of Outstanding Shares
Wisconsin Tax-Free Fund - Class A	2,170,786.59
Wisconsin Tax-Free Fund - Class C	1,008,498.77
Wisconsin Tax-Free Fund - Investor Class	11,512,507.39

Each Shareholder is entitled to one vote for each Share, and a fractional vote for each fraction of a Share, as to any matter on which the Share is entitled to vote. For the Fund, Shares of all classes vote together as a single class.

Please see Exhibit A for a list of persons reflected on the books and records of the Fund as owning of record 5% or more of the outstanding Shares of any class of the Fund as of May 27, 2015.

As of May 27, 2015, the officers and trustees of the Trust as a group beneficially owned in the aggregate less than 1% of each class of Shares of the Fund.

I. APPROVAL OF FUND RECLASSIFICATION

The Board has approved, on behalf of the Fund, and recommends that Shareholders of the Fund approve a change to the classification of the Fund from a "diversified" fund to a "non-diversified" fund as such terms are defined in the 1940 Act. Currently, the Fund is classified as a "diversified company" under the 1940 Act, meaning that the Fund is limited in the amount of assets it can invest in securities of any one individual issuer. Specifically, as a diversified company, the Fund may not purchase securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies. With respect to the remaining 25% of the Fund's total assets, there is no limitation on the amount of assets the Fund may invest in any one issuer.

The Fund is seeking Shareholder approval, as required by Section 13(a) of the 1940 Act, to change its classification to a "non-diversified company" under the 1940 Act so it would no longer be subject to the restriction described above, which would allow the Fund's portfolio management team to invest a larger percentage of the Fund's assets in Wisconsin tax-exempt bonds. The Fund would continue to be subject to certain other diversification restrictions under the Internal Revenue Code of 1986, as amended, which provide generally that the Fund may not, with respect to 50% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Under the 1940 Act, shareholder approval is necessary to change from a diversified fund to a non-diversified fund.

The State of Wisconsin has a limited number of unique issuers and supply of state tax-exempt bonds relative to other states. The Fund has traditionally stayed diversified by augmenting Wisconsin municipal bonds with either cash or bonds issued by U.S. territories, including Puerto Rico. Economic problems in Puerto Rico and other territories have limited the attractiveness of certain bonds issued by these territories and their municipalities in the opinion of the portfolio management team, making it prudent to limit exposure to such bonds. The portfolio management team believes the conditions described will persist indefinitely.

With the limited supply of higher quality Wisconsin tax-exempt bonds from diverse issuers and the limited attractiveness of bonds issued by U.S. territories, the Fund has increased the amount of uninvested cash that it holds in its portfolio. The proposed change to the Fund's classification from a "diversified" fund to a "non-diversified" fund would provide the portfolio management team with the flexibility to reduce the Fund's holdings in cash and Puerto Rico municipal bonds and invest more of the Fund's assets in bonds issued by a relatively small number of Wisconsin tax-exempt issuers. While non-diversification exposes the Fund to the risks associated with investing in a smaller number of issuers, the recommended Fund reclassification would assist the portfolio management team in seeking to achieve the Fund's investment objective of providing current income exempt from federal income tax and Wisconsin individual income tax.

If Shareholders approve the Proposal, the reclassification of the Fund will take effect shortly after the Meeting and the portfolio management team anticipates making changes to the Fund's portfolio by investing a larger percentage of the fund's assets in municipal bonds from the Wisconsin tax-exempt issuers it prefers. Accordingly, the following risk will be added to the Fund's prospectuses:

Non-diversification Risk: A Fund that is considered "non-diversified" under the 1940 Act may invest a greater percentage of its assets in the securities of a single issuer than a fund that is considered "diversified" (a "diversified" investment company, with respect to 75% of its total assets, is not generally permitted to invest more than 5% of such assets in the securities of a single issuer or own more than 10% of an issuer's outstanding voting securities). A non-diversified fund is therefore more vulnerable to market or economic events impacting issuers of individual portfolio securities than a "diversified" fund. Default by the issuer of an individual security in such a Fund's portfolio may have a greater negative effect on the Fund's returns or net asset value than a similar default in a diversified portfolio. A non-diversified fund's performance may be disproportionately impacted by the performance of relatively few securities.

If Shareholders do not approve the Proposal, the Fund will continue to operate as a "diversified" fund.

Service Providers

Adviser and Administrator. Funds Management currently serves as both the Fund's adviser and administrator. Funds Management is an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Funds Management is 525 Market Street, San Francisco, California 94105.

Sub-Adviser. Wells Capital Management, Incorporated ("Wells Capital Management"), a subsidiary fo Wells Fargo and an affiliate of Funds Management, currently serves as the sub-adviser to the Fund.  The principal business address of Wells Capital Management is 525 Market Street, San Francisco, California 9410.

Principal Underwriter/Distributor.  Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, is the distributor and principal underwriter of the Fund and is located at 525 Market Street, San Francisco, California 94105.

Other Business

As of the date of this proxy statement, neither the Fund's officers nor Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

REQUIRED VOTE FOR PROPOSAL

With respect to the Fund, approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports are available upon request, without charge, by writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, Massachusetts 02266-8266, by calling 1.800.222.8222 or by visiting the Wells Fargo Advantage Funds website at wellsfargoadvantagefunds.com.

Shareholder Proposals

The Fund is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of the Fund should send their written proposals to the Secretary of the Wells Fargo Advantage Funds, 525 Market Street, 12th Floor, San Francisco, California 94105 a reasonable time before the Fund finalizes its proxy statement for its next meeting of shareholders.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

C. DAVID MESSMAN
Secretary

June 11, 2015

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call AST Fund Solutions, LLC, our proxy solicitor, at (866) 406-2287 (toll free).

Exhibit A

PRINCIPAL HOLDERS OF FUND SHARES

Set forth below as of May 27, 2015 , is the name, address and share ownership of each person with record ownership of 5% or more of a class of the Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of the Fund is known by the Trust to have beneficial ownership of such shares.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class
American Enterprise Investment Services 707 2nd Ave. South Minneapolis, MN 55402-2405	A	991,717.3590	45.68%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	A	306,099.5720	14.10%
Robert W. Baird & CO., Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5391	A	125,459.8930	5.78%
American Enterprise Investment Services 707 2nd Ave. South Minneapolis, MN 55402-2405	C	303,054.0990	30.05%
First Clearing, LLC Speical Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	C	244,078.9400	24.20%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	C	131,806.9430	13.07%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	C	89,517.5170	8.88%
Raymond James Omnibus For Mutual Funds Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	C	73,678.4470	7.31%
National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersy City, NJ 07310-2010	Investor	1,544,966.9770	13.42%
Charles Schwab & Co., Inc. Special Custody Account For Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor	1,433,872.8570	12.45%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Investor	1,232,314.6480	10.70%
TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	Investor	798,040.5430	6.93%
American Enterprise Investment Services 707 2nd Ave. South Minneapolis, MN 55402-2405	Investor	734,546.3900	6.38%

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PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line
4. By PHONE with a live operator when you call (866) 406-2287 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

SAMPLE BALLOT
CONTROL NUMBER

123456789101

WELLS FARGO FUNDS TRUST, on behalf of the following series:

Wells Fargo Advantage Wisconsin Tax-Free Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2015

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the above mentioned fund ("Fund"), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of the Fund to be held at 10:00 a.m., Pacific time, on August 6, 2015, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free

(866) 406-2287.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 6, 2015.  The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at:  https://www.proxyonline.com/docs/wfawisconsin.pdf.

Wells Fargo Advantage Wisconsin Tax-Free Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on this proxy, and date it.  When shares are held jointly, each holder should sign.  When signing in a representative capacity, please give title.

SIGNATURE (AND TITLE IF APPLICABLE)                                                           DATE

SIGNATURE (IF HELD JOINTLY)                                                          DATE

This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  ●

		FOR	AGAINST	ABSTAIN
1.	To consider the approval of a change to the classification of the Fund from a "diversified" fund to a "non-diversified" fund, as such terms are defined in the Investment Company Act of 1940	O	O	O
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING